UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2007

                             POLYMEDICA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

  Massachusetts                      0-19842                      04-3033368
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 (State or Other                   (Commission                  (IRS Employer
 Jurisdiction of                   File Number)              Identification No.)
  Incorporation

  701 Edgewater Drive, Suite 360
     Wakefield, Massachusetts                                   01880
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 (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (781) 486-8111

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

        Item 2.02. Results of Operations and Financial Condition
        Item 9.01.  Financial Statements and Exhibits
        SIGNATURE
        EXHIBIT INDEX
        Ex-99.1 Press Release, dated February 5, 2007, of PolyMedica Corporation

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

Item 2.02. Results of Operations and Financial Condition

     On February 5, 2007, PolyMedica Corporation (the "Company") announced its financial results for the third quarter ended December 31, 2006. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number  Description
--------------  -----------

99.1            Press Release, dated February 5, 2007, of PolyMedica Corporation

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

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POLYMEDICA CORPORATION

Date: February 5, 2007                         By:  /s/ Devin J. Anderson
                                               ---------------------------------
                                               Devin J. Anderson
                                               General Counsel and Secretary

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

                                  EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------

99.1            Press Release, dated February 5, 2007, of PolyMedica Corporation